Exhibit 10(l)

                              BOB EVANS FARMS, INC.
                                      1998
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                TABLE OF CONTENTS


                                                                                                PAGE
INTRODUCTION......................................................................................1

ARTICLE I - DEFINITIONS...........................................................................2
     1.01  Definitions............................................................................2
     1.02  Usage..................................................................................3

ARTICLE II - ELIGIBILITY AND PARTICIPATION........................................................3
     2.01  Eligibility............................................................................3
     2.02  Participation..........................................................................4

ARTICLE III - PLAN CONTRIBUTIONS..................................................................4
     3.01  Company Contribution...................................................................4
     3.02  Stock Options..........................................................................4
     3.03  Accounts...............................................................................4
     3.04  Vesting................................................................................4
     3.05  Time and Form of Payment...............................................................5
     3.06  Interest...............................................................................5

ARTICLE IV - DEATH AND DISABILITY PROVISIONS......................................................6
     4.01  Distribution of Account on a Participant's Death Prior to Retirement...................6
     4.02  Distribution of Account on a Participant's Total and Permanent Disability..............6
     4.03  Designation of Beneficiary.............................................................6

ARTICLE V - CHANGE IN CONTROL.....................................................................7
     5.01  Change in Control......................................................................7
     5.02  Vesting Upon Change in Control.........................................................7
     5.03  Future Service Contribution Made Upon Change in Control................................7

ARTICLE VI - ADMINISTRATION.......................................................................8
     6.01  Administration.........................................................................8
     6.02  Duties.................................................................................8
     6.03  Fees...................................................................................8



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



                              BOB EVANS FARMS, INC.
                                      1998
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                TABLE OF CONTENTS
                                    (CONT'D)


                                                                                                PAGE
                                                                                                ----
ARTICLE VII - CLAIMS REVIEW PROCEDURE.............................................................9
     7.01  General................................................................................9
     7.02  Denials................................................................................9
     7.03  Notice.................................................................................9
     7.04  Appeals Procedures.....................................................................9
     7.05  Review.................................................................................9

ARTICLE VIII - GENERAL...........................................................................10
     8.01  Plan Amendment or Termination.........................................................10
     8.02  No Employment Rights..................................................................10
     8.03  Nonassignability......................................................................10
     8.04  Severability..........................................................................10
     8.05  Notification of Addresses.............................................................10
     8.06  Applicable Law........................................................................10

ARTICLE IX - FUNDING.............................................................................11
     9.01  Unfunded Status.......................................................................11
     9.02  No Claim Against the Company..........................................................11

APPENDIX A - ELIGIBLE PARTICIPANTS

APPENDIX B - COMPANY CONTRIBUTION

                              BOB EVANS FARMS, INC.
                                      1998
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                  INTRODUCTION

         The purpose of this Supplemental Executive Retirement Plan (the "Plan") is to provide a further means whereby Bob Evans Farms, Inc., a Delaware Corporation (the "Company") may afford financial security to a select group of Participants of the Company, who render valuable services to the Company, constituting an important contribution toward its continued growth and success, by providing for additional future compensation so that such Participants may be retained and their productive efforts encouraged, all as provided herein.

         The Plan is intended to be an unfunded plan for purposes of providing supplemental retirement benefits to a select group of management or highly compensated employees as such group is described under Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. The Plan is not intended to be a plan described in Section 401(a) of the Code.

         The Plan is intended to supersede the Bob Evans Farms, Inc. Supplemental Executive Retirement Plan previously adopted by the Company on April 17, 1992.

                                    ARTICLE I

                                   DEFINITIONS

         1.01 DEFINITIONS. Wherever used in the Plan, the following words and phrases shall have the meaning set forth below unless the context plainly requires a different meaning.

         (a) "ADMINISTRATOR" means the Committee or the persons appointed by the Committee to administer the Plan.

         (b) "ACCOUNT" means an account established under the Plan for each Participant for purposes of tracking the accumulated value of Company Contributions.

         (c) "AFFILIATE" means a member of a controlled group of corporations, within the meaning of section 414(b) of the Code, which includes the Company; a trade or business (whether or not incorporated) which is in common control with the Company as determined in accordance with section 414(c) of the Code; or any organization which is a member of an affiliated service group, within the meaning of section 414(m) of the Code, which includes the Company, and any other organization required to be aggregated with the Company pursuant to section 414(o) of the Code and which adopts this Plan with the consent of the Company.

         (d)      "BOARD" means the Board of Directors of the Company.



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



         (e) "CODE" means the Internal Revenue Code of 1986, as amended. Any reference to a particular Code section shall include any provision which modifies, replaces or supersedes it.

         (f) "COMMITTEE" means the Compensation Committee of the Board or any other such Committee that may be appointed by the Board from time to time.

         (g) "COMMON SHARES" means the shares of common stock of the Company, par value $0.01 per share, or any security of the Company issued in substitution, exchange or in lieu thereof.

         (h) "COMPENSATION" means the amount of a Participant's compensation as defined in Section 415(c)(3) of the Code, including any salary reduction contributions which are excluded from gross income under Sections 125 and 402(a)(8) of the Code, but excluding any long-term incentive awards (e.g., performance share awards, restricted stock, or stock appreciation rights), grants of any nonqualified stock options or the exercise of a Code Section 83(b) election by a Participant.

         (i) "COMPANY" means Bob Evans Farms, Inc., a corporation organized under the laws of the state of Delaware, and any successor thereto.

         (j) "COMPANY CONTRIBUTION" means an amount credited to a Participant's Account under the terms of the Plan.

         (k) "EARLY RETIREMENT DATE" means retirement from employment with the Company and all Affiliates after attaining age 55 and completion of ten (10) Years of Service.

         (l)      "EFFECTIVE DATE" means May 1, 1998.

         (m) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. Any reference to a particular section of ERISA shall include any provision which modifies, replaces or supersedes it.

         (n) "NORMAL RETIREMENT DATE" means the date a Participant attains age 62.

         (o) "PARTICIPANT" means an employee who satisfies the requirements of Article II.

         (p) "PLAN" means the plan to provide Company Contributions as set forth herein and as amended from time to time, which shall be known as Bob Evans Farms, Inc. 1998 Supplemental Executive Retirement Plan.

         (q) "PLAN YEAR" means the 52/53 week year ending on the last Friday in April of each year.

         (r) "TERMINATION FOR CAUSE" means the termination of a Participant's employment according to the Company's customary procedures, due to any act of fraud or intentional misrepresentation or embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate, the conviction of a felony or intentional and repeated violations of the written policies or procedures of the Company or any Affiliate.



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



         (s) "TOTAL AND PERMANENT DISABILITY" means a mental or physical condition which, according to the Company's customary procedures, renders a Participant unable or incompetent to carry out the job responsibilities which such Participant held or the tasks to which such Participant was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration exceeding one year.

         (t) "VALUATION DATE" means the date as of which the Participant's Company Contribution shall be determined and shall mean the last day of the Plan Year or any other date established by the Committee.

         (u) "YEARS OF SERVICE" means the full and partial years (in increments of one-twelfth (1/12th) years) of active employment with the Company during which substantial services were rendered as an employee, commencing on the date the Participant was first employed by the Company and ending on the earlier of the Participant's termination of employment, Normal Retirement Date or the Plan Year ending in 2002; however, in no event beyond the 65th anniversary of the Participant's date of birth. At the discretion of the Board, Participants may be granted additional Years of Service for purposes of determining benefits under the Plan.

         1.02 USAGE. Except as otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa and the definition of any term herein in the singular shall also include the plural and vice versa.

                                   ARTICLE II

                          ELIGIBILITY AND PARTICIPATION

         2.01 ELIGIBILITY. The Committee shall, from time to time, in its discretion, designate certain key employees as Participants for the purpose of eligibility to participate in the Plan. Such Participants shall be designated in Appendix A, as the same may be amended from time to time. Notwithstanding the foregoing, a Participant shall be eligible to participate in the Plan only to the extent, and for the period that, he is a member of a select group of management or highly compensated employees as defined under Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

         2.02 PARTICIPATION. An individual who is eligible to participate in the Plan pursuant to Section 2.01 shall become a Participant at such time and for such period as determined by the Committee.

                                   ARTICLE III

                               PLAN CONTRIBUTIONS

         3.01 COMPANY CONTRIBUTION. The Company shall make a Company Contribution to a Participant's Account, as determined in Appendix B, for each Participant who was employed by the Company on the last day of the Plan Year. The Company may also make a "final" Company Contribution reflecting the portion of the year worked in the year the Participant retires if he is then vested in his Account pursuant to Section 3.04.

         3.02 STOCK OPTIONS. The Committee, in its discretion, may authorize a Participant to elect to receive his Company Contribution in the form of non-qualified stock options ("stock options") granted pursuant to the Bob Evans Farms, Inc. 1998 Stock Option and Incentive Plan or any other plan designated by the Committee. A Participant shall make his election, if any, under this Section 3.02, according to practices and procedures established by the Committee, but in no event later than 60 days prior to the allocation of the Company Contribution. To the extent a Participant makes an election to receive stock options under this Section 3.02, such award shall be in lieu of the Company Contribution otherwise due for the Plan Year.

         3.03 ACCOUNTS. The Administrator shall establish and maintain, pursuant to the terms of the Plan, an Account for each Participant consisting of amounts credited to such Account pursuant Sections 3.01 and 3.06. All amounts which are credited to the Account shall be credited solely for the purposes of accounting and computation, and shall remain assets of the Company subject to the claims of the Company's general creditors. The balance of a Participant's Account represents his entire benefit under this Plan.

         3.04 VESTING. (a) Except as provided below, a Participant who is in the active employ of the Company or an Affiliate shall have a vested right to his Account upon the occurrence of any of the following:

                  (i)      the attainment of his Early Retirement Date;
                  (ii)     the attainment of his Normal Retirement Date;
                  (iii)    the occurrence of a Change in Control as defined in
                           Section 5.01;
                  (iv)     his death prior to actual retirement; or
                  (v) his Total and Permanent Disability prior to actual retirement.

         (b) Notwithstanding the preceding paragraph, a Participant's Account shall be forfeited, and no benefits shall be payable hereunder with respect to him or his beneficiaries, in the event of:

                  (i)      his Termination for Cause; or

                  (ii) his termination of employment with the Company prior to satisfying the requirements for vesting as set forth in paragraph (a) above.

         3.05 TIME AND FORM OF PAYMENT. A Participant who retires under this Plan on or after his Early Retirement Date or Normal Retirement Date shall then be entitled to, and shall receive, an installment distribution of his Account. The first payment shall be made within 60 days of the Participant's termination of employment in an amount equal to 1/10th of the balance of his Account. Within 60 days of the Plan Year end following the date of the first payment, the second payment shall be due. The amount of the second payment shall be equal to 1/9th of the balance of the Account on that Plan Year end. Successive distributions shall be due within 60 days of each following Plan Year end such that the total Account shall be distributed in ten substantially equal payments. This installment distribution shall be the manner in which an Account shall be distributed (the default distribution), unless elected otherwise by the Participant as described below.

A Participant may elect either of the following alternative distributions in lieu of the default distribution:

                  (i) A lump sum distribution, to be made within 60 days of his termination of employment, in an amount equal to the balance of his Account.



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



                  (ii) A ten year installment distribution, calculated in the same manner as the default distribution, commencing on the Plan Year end following the Participant's 65th birthday.

A Participant may make such election according to procedures established by the Committee. Nevertheless, the default distribution shall apply unless a valid alternative election is in effect, and an alternative election must be requested more than one year prior to the Participant's termination of employment in order to be considered valid.

         3.06 INTEREST. At the end of each Plan Year, a Participant's Account shall be credited with interest in the amount specified pursuant to procedures established by the Committee. In determining the amount of interest to credit, the Committee shall refer to the investment yield on funds held in a grantor trust, and shall credit (or debit as appropriate) each Participant's Account with interest solely according to the investment performance of such trust. The Committee may change the grantor trust from which the investment yield is tracked from time to time, though any such change will only apply to interest credits for Plan Years which commence after the Committee's authorization of the change. A Participant's Account will continue to be credited with interest until the Account is fully distributed to the Participant.

                                   ARTICLE IV

                         DEATH AND DISABILITY PROVISIONS

         4.01 DISTRIBUTION OF ACCOUNT ON A PARTICIPANT'S DEATH PRIOR TO RETIREMENT. If a Participant dies while employed by the Company or an Affiliate prior to termination of employment, or following his termination of employment and prior to the distribution of his Account, his designated Beneficiary at the date of death shall be entitled to receive the balance of his Account. If the Participant were vested at the time of death, such distribution(s) shall be made to the Beneficiary as if the Participant had retired instead of having died. If the Participant were not vested at the time of death, a lump sum distribution shall be made within 60 days of the Participant's death, in an amount equal to the balance of the Participant's Account. If a Participant dies after termination of employment, the form of distribution in effect under Section 3.05 shall be retained.

         4.02 DISTRIBUTION OF ACCOUNT ON A PARTICIPANT'S TOTAL AND PERMANENT DISABILITY. If a Participant incurs a Total and Permanent Disability prior to his termination of employment with the Company or an Affiliate, he shall be entitled to receive the balance of his Account. If the Participant were vested at the time of a Total and Permanent Disability, such distribution(s) shall be made as if the Participant had retired instead of having incurred a Total and Permanent Disability. If the Participant were not vested at the time of a Total and Permanent Disability, a lump sum distribution shall be made within 60 days of the Committee's determination of Participant's Total and Permanent Disability, in an amount equal to the balance of the Participant's Account. If a Participant incurs a Total and Permanent Disability after termination of employment, the form of distribution in effect under Section 3.05 shall be retained.


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



         4.03 DESIGNATION OF BENEFICIARY. A Participant may, by written instruction delivered to the Administrator during the Participant's lifetime, designate one or more primary and contingent beneficiaries to receive the balance of the Participant's Account that may be payable hereunder following the Participant's death, and may designate the proportions in which such beneficiaries are to receive such payments. A Participant may change such designations from time to time, and the last written designation filed with the Administrator prior to the Participant's death shall control. If a Participant fails to specifically designate a beneficiary, or if no designated beneficiary survives the Participant, payment shall be made by the Administrator in the following order of priority:

                  (a)      to the Participant's surviving spouse; or if none,

                  (b) to the Participant's children, per stirpes; or if none;

                  (c)      to the Participant's estate.

                                    ARTICLE V

                                CHANGE IN CONTROL

         5.01 CHANGE IN CONTROL. A "Change in Control" shall be deemed to occur on the earliest of the following dates:

                  (a) the date any entity or person (including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) shall have become the beneficial owner of, or shall have obtained voting control over, twenty percent (20%) or more of the outstanding Common Shares;

                  (b) the date the stockholders of the Company approve a definitive agreement (i) to merge or consolidate the Company with or into another corporation, in which the Company is not the continuing or surviving corporation or pursuant to which any Common Shares would be converted into cash, securities or other property of another corporation, other than a merger of the Company in which holders of Common Shares immediately prior to the merger have the same proportionate ownership of shares of the surviving corporation immediately after the merger as immediately before, or (ii) to sell or otherwise dispose of substantially all the assets of the Company; or

                  (c) the date there shall have been a change in a majority of the Board within a twelve (12) month period; provided, however, that any new director whose nomination for election by the Company's stockholders was approved, or who was appointed or elected to the Board by, the vote of two-thirds of the directors then still in office who were in office at the beginning of the twelve (12) month period shall not be counted in determining whether there has been such a change in a majority of the Board.

         5.02 VESTING UPON CHANGE IN CONTROL. Each Participant shall become fully vested in his Account upon the occurrence of a Change in Control as defined in Section 5.01.

         5.03 FUTURE SERVICE CONTRIBUTION UPON CHANGE IN CONTROL. Upon the occurrence of a Change in Control, a Participant shall have a special Company Contribution made to his Account as of the date of the Change in Control. The amount of his special Company Contribution shall be determined based upon the procedures established in Appendix B.

                                   ARTICLE VI

                                 ADMINISTRATION

         6.01 ADMINISTRATION. The Administrator shall be responsible for the general administration of the Plan and shall perform all administrative functions and shall interpret, construe and apply the Plan provisions in accordance with its terms. The Administrator may establish, adopt or revise rules and regulations as it deems necessary or advisable for the administration of the Plan. The Administrator may consult with and rely upon the advice of such counsel, actuaries and advisors as it shall see fit.

         6.02 DUTIES. The Administrator shall have the following rights, powers, and duties:

                  (a) The decision of the Administrator in matters within its jurisdiction shall be final, binding and conclusive upon the Company and upon any other person affected by such decision subject to the claims procedure hereinafter set forth.

                  (b) The Administrator shall have the duty and authority to interpret and construe the Plan provisions, to determine eligibility for benefits and the appropriate amount of any benefits, to decide any question which may arise regarding the rights of employees, Participants, and beneficiaries, and the amounts of their respective interests, to adopt such rules and to exercise such powers as the Administrator may deem necessary for the administration of the Plan, and to exercise any other rights, powers or privileges granted to the Administrator by the terms of the Plan.

                  (c) The Administrator shall maintain reasonable records of its decisions. Its records shall contain all relevant data pertaining to the Participant and his rights and duties under the Plan. The Administrator shall have the duty to maintain Account records of all Participants.

                  (d) The Administrator shall cause the principal provisions of the Plan to be communicated to the Participants, and a copy of the Plan and other documents shall be available at the principal office of the Company for inspection by the Participants at reasonable times determined by the Administrator.

                  (e) The Administrator shall periodically report to the Board with respect to the status of the Plan.

         6.03 FEES. No fee or compensation shall be paid to any person for services as the Administrator.

                                   ARTICLE VII

                             CLAIMS REVIEW PROCEDURE

         7.01 GENERAL. Any claim for Plan benefits shall be filed by the Participant or beneficiary on the form prescribed for such purpose with the Administrator.

         7.02 DENIALS. If a Company Contribution or any other claim under the Plan is wholly or partially denied, notice of the decision shall be furnished to the Participant or beneficiary (claimant) as the case may be by the Administrator within a reasonable period of time after such decision is reached.

         7.03 NOTICE. Any claimant who is denied a claim for benefits shall be furnished written notice setting forth:

                  (a)      the specific reason or reasons for the denial;

                  (b) specific reference to the pertinent provision of the Plan upon which the denial is based;

                  (c) a description of any additional material or information necessary for the claimant to perfect the claim; and

                  (d) an explanation of the claim review procedure under the Plan.

         7.04 APPEALS PROCEDURE. In order that a claimant may appeal a denial of a claim, the claimant or the claimant's duly authorized representative may:

                  (a) request a review by written application to the Administrator, or its designee, no later than 60 days after receipt by the claimant of written notification of denial of a claim;

                  (b)      review pertinent documents; and

                  (c)      submit issues and comments in writing.

         7.05 REVIEW. A decision on review of a denied claim shall be made not later than 60 days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than 120 days after receipt of a request for review. The decision on review shall be in writing and shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent provisions of the Plan on which the decision is based.

                                  ARTICLE VIII

                                     GENERAL

         8.01 PLAN AMENDMENT OR TERMINATION. The Company reserves the right to amend or terminate the Plan in any manner that it deems advisable, by a resolution of the Board. Notwithstanding the preceding sentence, no amendment or termination of the Plan shall reduce the benefit of any Participant determined as of the day immediately preceding the effective date of such amendment or termination.

         8.02 NO EMPLOYMENT RIGHTS. Nothing herein shall constitute a contract of continuing employment or in any manner obligate the Company to continue the service of a Participant, or obligate a Participant to continue in the service of the Company, and nothing herein shall be construed as fixing or regulating the compensation paid to any Participant.

         8.03 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

         8.04 SEVERABILITY. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, but the Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

         8.05 NOTIFICATION OF ADDRESSES. Each Participant and each beneficiary shall file with the Administrator, from time to time, in writing, the post office address of the Participant, the post office address of each beneficiary, and each change of post office address. Any communication, statement or notice addressed to the last post office address filed with the Administrator (or if no address was filed, then to the last post office address of the Participant or beneficiary as shown on the Company's records) shall be binding on the Participant and each beneficiary for all purposes of the Plan and neither the Administrator nor the Company shall be obligated to search for or ascertain the whereabouts of any Participant or beneficiary.

         8.06 APPLICABLE LAW. This Plan shall be governed and construed in accordance with the laws of the State of Ohio, except to the extent that such state laws may be preempted by federal law.

                                   ARTICLE IX

                                     FUNDING

         9.01 UNFUNDED PLAN. The Plan, at all times, shall be entirely unfunded and shall constitute merely the unsecured promise of the Company to make payments as provided for herein.

         9.02 NO CLAIM AGAINST THE COMPANY. Neither a Participant nor any other person shall acquire by reason of the Plan any right in or title to any assets, funds or property of the Company whatsoever including, without limiting the generality of the foregoing, any specific funds or assets which the Company, in its sole discretion, may set aside in anticipation of a liability hereunder. Any trust which is created in connection with this Plan or any agreement shall provide that the assets of the trust are subject to the claims of the Company's general creditors. A Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company.

                                   APPENDIX A

                   ELIGIBLE PARTICIPANTS AS OF APRIL 24, 1998

                                   Earl Beery
                                   Merl Beery
                                  Howard Berrey
                                 Lindsay Borden
                                   Lowell Call
                                  Gene Campbell
                                 Andrew Charles
                                  Larry Corbin
                                   John Curry
                                   Mary Cusick
                                   Randy Earle
                                    Dan Evans
                                   Kathy Evans
                                    Roy Getz
                                   Joe Gillen
                                  Richard Hall
                                 Judy Harrington
                                  Terry Hemmer
                                   Randy Hicks
                               Anton (Skip) Larson
                                   Joe LeGros
                                 Richard Lindner
                                 Dave McHolland
                                  Jim Merchant
                                   Jack Mills
                                   Pat Moeller
                               Raymond Nemunaitis
                                  Rinzy Nocero
                                  Stewart Owens
                                 James Radebaugh
                                  Don Radkoski
                                    Joe Reed
                                  Terry Russell
                                    Jim Scott
                                 Pete Steininger
                                Jonathon Swiskow
                                 Steve Warehime
                                    Bob White
                                 Roger Williams

                                   APPENDIX B

                              COMPANY CONTRIBUTION

         B.01 DEFINITIONS. The following terms that are used in this Appendix B are defined as follows:

         (a) "ACTUARIAL PRESENT VALUE" shall be determined using generally accepted actuarial principles and the assumptions contained herein. An interest rate of 10% will be used in determining present value for the period of time from the date a Company Contribution is determined to the Participant's assumed benefit commencement date. The assumed benefit commencement date shall be as defined in Section B.03 of this Appendix B.

         (b) "ANNUITY VALUE" means the present value of a single life annuity calculated using the 1983 Group Annuity Mortality Table for Males, an 8% discount rate, with payments assumed to commence at the benefit commencement date, as defined in Section B.03 of this Appendix or Section B.03 of this Appendix, as appropriate.

         (c) "COMPOUNDED VALUE" means the computed value of any stock options which are granted under the Bob Evans Farms, Inc. 1998 Stock Option and Incentive Plan (or any other plan designated by the Committee) and designated by the Committee to be applied under Section 3.05 and Appendix B. Such computed value shall be determined by (i) crediting interest (as specified below) to the "Fair Market Value" (as such term is defined in the Bob Evans Farms, Inc. 1998 Stock Option and Incentive
                  Plan) of the Common Shares subject to the applicable stock option and (ii) then subtracting the option price associated with such stock option. For purposes of this computation, interest shall be credited at a rate of eight percent (8%), compounded annually pursuant to procedures established by the Committee.

         (d) "FINAL AVERAGE PAY" means the Participant's average Compensation over the five (5) consecutive Years of Service during the 10 year period prior to his Normal Retirement Date which produces the highest such average; provided, however, that if a Participant has fewer than five (5) Years of Service at his Normal Retirement Date, "Final Average Compensation" shall mean the average of his Compensation during all of his Years of Service. For purposes of determining any Participant's Final Average Pay, only Compensation and Years of Service after April 26, 1991 shall be considered. Final Average Pay will be determined by projecting a Participant's "Average Pay" from the last day of the Plan Year to the Plan Year ending prior to the Participant's Normal Retirement Date assuming that "Average Pay" increases at 4% per annum. "Average Pay" for this purpose will be the average Compensation of the Participant for the five year period (or total service period if employed less than five years) ending on the last day of the Plan Year of the award. Compensation during the Plan Year end containing the Participant's Normal Retirement Date will be considered only when a Participant attains his Normal Retirement Date. Final Average Pay for Plan Years ending after a Participant's Normal Retirement Date will equal the Participant's Final Average Pay as of his Normal Retirement Date.

         (e) "QUALIFIED PLAN BENEFIT" means the annual benefit, expressed in the form of a single life annuity, that can be derived from the sum of all employer-provided benefits under all plans



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                  of the Company or any Affiliate intended to be qualified under
                  Code Section 401(a). The amount of such single life annuity shall be determined using the 1983 Group Annuity Mortality Table for Males, an interest rate of eight percent (8%), and benefit commencement at Normal Retirement Date. For purposes of this definition, "employer-provided benefits" means all such benefits funded exclusively by employer contributions
                  (and earnings thereon), for periods of employment prior to Normal Retirement Date and shall include any previous distribution of such benefits, including but not limited to, in-service withdrawals, retirement and disability benefits, or distributions pursuant to any domestic relations order. For Participants who have not attained their Normal Retirement Date, future Company Contributions and Account earnings will be projected based on procedures established by the Administrator. Further, a Participant's salary-reduction contributions described in Code Section 402(a)(8) (and any earnings thereon) shall not be treated as benefits funded exclusively by employer contributions.

         (f) "PRIOR SERVICE DATE" means last day of the Company's 1997 fiscal year.

         (g) "PRIOR SERVICE RATE" means the accrual percentage used to determine the Target Benefit for Years of Service prior to the Prior Service Date. The Prior Service Rate shall be equal to the product of (i) and (ii) below, where:

                  (i) equals the lesser of A) 40% or B) the product of 2% and a Participant's projected Years of Service at Normal Retirement Date.

                  (ii) equals the ratio of a Participant's Years of Service earned as of the Prior Service Date to his projected Years of Service at Normal Retirement Date.

         (h) "FUTURE SERVICE RATE" means the accrual percentage used to determine the Target Benefit for Years of Service after the Prior Service Date. The Future Service Rate shall be equal to the product of (i) and (ii) where:

                  (i) equals the lesser of A) 55% or B) the product of 2.75% and a Participant's Years of Service projected to Normal Retirement Date, with such product reduced, but not below 0, by the Prior Service Rate.

                  (ii) equals the lesser of 1 or the ratio of A) a Participant's actual Years of Service earned after the Prior Service Date over B) the greater of five or a Participant's projected Years of Service at his Normal Retirement Date that were earned after the Prior Service Date.

         (i) "SOCIAL SECURITY BENEFIT" means fifty percent (50%) of the maximum annual benefit payable under the Social Security Act, relating to Old-Age and Disability Benefits (as defined by the Social Security Act), as of the Participant's Normal Retirement Date.

         (j) "TARGET BENEFIT" means the annual benefit determined as the greater of the sum of (i) and (ii) or (iii); with such amount reduced by (iv), where:

                  (i)      the Prior Service Rate multiplied by Final Average
                           Pay,

                  (ii)     the Future Service Rate multiplied by Final Average
                           Pay,

                  (iii) the Target Benefit in effect on the prior determination date,



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



                  (iv) the product of (A) the sum of the Social Security Benefit and the Qualified Plan Benefit, and (B) the lesser of 1 or the ratio of a Participant's actual Years of Service over his projected Years of Service at his Normal Retirement Date.

         B.02 BENEFIT EARNED. The Benefit Earned by a Participant each year shall equal the Annuity Value of the increase, if any, of the Target Benefit in effect on the last day of the Plan Year over the Target Benefit in effect on the last day of the preceding Plan Year. When determining the Annuity Value of the Target Benefit, payments are assumed to commence as defined in Section B.03 of this Appendix B.

         B.03 COMPANY CONTRIBUTION FORMULA. The Company Contribution for a given Plan Year will be determined by computing the Actuarial Present Value of the Benefit Earned, as defined in Section B.02 of this Appendix B. When determining the Company Contribution for Plan Years ending prior to the Participant's Normal Retirement Date, the Target Benefit is assumed to commence at the Participant's Normal Retirement Date. When determining the Company Contribution for Plan Years ending after the Participant's Normal Retirement Date, the Target Benefit is assumed to commence upon the Participant's 65th birth date.

         B.04 COMPUTATION OF AVAILABLE STOCK OPTIONS MADE UNDER THE BOB EVANS FARMS, INC. 1998 STOCK OPTION AND INCENTIVE PLAN. The number of available stock options for a Participant's election pursuant Section 3.02 shall be determined such that the Compounded Value of the stock options equals the Benefit Earned, as defined in Section B.02 of this Appendix B.

         B.05 FUTURE SERVICE CONTRIBUTION UPON CHANGE IN CONTROL. Upon the occurrence of a Change in Control, a Participant, having a Prior Service Rate, shall have a special Company Contribution made to his Account as of the occurrence of the Change in Control. The amount of his special Company Contribution shall be subject to the following modification(s):

         (a) The Participant's Target Benefit in effect prior to the Change in Control shall be unaffected.

         (b) The Participant's Target Benefit in effect as of the Change in Control shall be calculated as the product of (i), (ii) and
                  (iii) below, reduced by the sum of (iv) and (v) with such result multiplied by (vi); each as defined below:

                  (i) The lesser of 20 and Years of Service earned upon the occurrence of the Change in Control.

                  (ii)     2.75%.

                  (iii)    The Participant's Final Average Pay.

                  (iv)     The Participant's Social Security Benefit.

                  (v)      The Participant's Qualified Plan Benefit.

                  (vi) the lesser of (A) 1.0 or (B) the ratio of a Participant's Years of Service upon the occurrence of the Change in Control to his projected Years of Service at his Normal Retirement Date.





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